                                                                EXHIBIT 23(n)(9)

                                   SCHEDULE A

                           TO THE AMENDED AND RESTATED
                               MULTIPLE CLASS PLAN

       Bull ProFund                                 Leisure Goods & Services UltraSector
       Mid-Cap ProFund                              ProFund
       Small-Cap ProFund                            Financial UltraSector ProFund
       OTC ProFund                                  Healthcare UltraSector ProFund
       Europe 30 ProFund                            Industrial UltraSector ProFund
       Mid-Cap Value ProFund                        Internet UltraSector ProFund
       Mid-Cap Growth ProFund                       Oil Drilling Equipment & Services UltraSector
       Small-Cap Value ProFund                      ProFund
       Small-Cap Growth ProFund                     Pharmaceuticals UltraSector ProFund
       UltraBull ProFund                            Precious Metals UltraSector ProFund
       UltraMid-Cap ProFund                         Real Estate UltraSector ProFund
       UltraSmall-Cap ProFund                       Semiconductor UltraSector ProFund
       UltraOTC ProFund                             Technology UltraSector ProFund
       UltraJapan ProFund                           Telecommunications UltraSector ProFund
       Bear ProFund                                 Utilities UltraSector ProFund and
       UltraBear ProFund
       UltraShort OTC ProFund                       Wireless Communications UltraSector
       Money Market ProFund                         ProFund
                                                    Asia 30 ProFund
       Airlines UltraSector ProFund                 UltraDow 30 ProFund
       Banks UltraSector ProFund                    U.S. Government Plus ProFund
       Basic Materials UltraSector ProFund          Short OTC ProFund
       Biotechnology UltraSector ProFund            Short Small-Cap ProFund
       Consumer Cyclical UltraSector ProFund        Rising Rates Opportunity ProFund
       Consumer Non-Cyclical UltraSector ProFund    Large-Cap Value ProFund
       Energy UltraSector ProFund                   Large-Cap Growth ProFund

Date: __________, 2002